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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20543



                                    FORM 8-K



                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (date of earliest event reported) November 6, 2000



                          Commission File No. 1-11706



                         CARRAMERICA REALTY CORPORATION
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             (Exact name of registrant as specified in its charter)



          Maryland                                      52-1796339
-------------------------------          ---------------------------------------
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
 incorporation or organization)



                  1850 K Street, N.W., Washington, D.C.  20006
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               (Address or principal executive office) (Zip code)



      Registrant's telephone number, including area code:   (202) 729-1000
                                                             -------------

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                         CarrAmerica Realty Corporation
                                    Form 8-K



Item 9  Regulation FD Disclosure

     Attached hereto as Exhibit 99.1 is a copy of the Company's Press Release, dated November 6, 2000

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: November 7, 2000


CARRAMERICA REALTY CORPORATION



By:  /s/ Stephen E. Riffee
     ----------------------
     Stephen E. Riffee
     Principal Accounting Officer


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                                 EXHIBIT INDEX

Exhibit
Number
-------

99.1        Press Release, November 6, 2000